Adaptiv Select ETF
SCHEDULE OF INVESTMENTS (UNAUDITED)
July 31, 2023

	Shares	Value
COMMON STOCKS - 98.99%
Application Software - 3.81%
Palantir Technologies, Inc. (a)	106,213	$2,107,266

Biotechnology - 3.84%
Roivant Sciences Ltd. (a)(b)	177,080	2,121,418

Building Products - 4.13%
The AZEK Co., Inc.	73,111	2,281,063

Cargo Ground Transportation - 3.16%
XPO, Inc. (a)	25,237	1,747,410

Casinos & Gaming - 6.09%
DraftKings, Inc. (a)	105,884	3,364,994

Electric Utilities - 3.83%
PG&E Corp. (a)	120,028	2,113,693

Electrical Components & Equipment - 10.25%
Vertiv Holdings Co.	124,512	3,238,557
nVent Electric plc (b)	45,873	2,425,764
		5,664,321
Electronic Equipment & Instruments - 3.39%
Vontier Corp.	60,521	1,871,915

Hotels, Restaurants & Cruise Lines - 6.89%
Carnival Corp. (a)(b)	109,576	2,064,412
Norwegian Cruise Line Holdings Ltd. (a)(b)	79,011	1,743,773
		3,808,185
Homebuilding - 3.95%
PulteGroup, Inc.	25,837	2,180,385

Home Furnishings - 4.02%
Tempur Sealy International, Inc.	49,786	2,221,949

Industrial Conglomerates - 3.85%
General Electric Co.	18,615	2,126,578

Industrial Machinery & Supplies & Components - 7.64%
Crane NXT Co.	40,749	2,410,303
Gates Industrial Corp plc (a)(b)	132,771	1,808,341
		4,218,644
IT Consulting & Other Services - 3.17%
Kyndryl Holdings, Inc. (a)	128,249	1,751,881

Life Sciences Tools & Services - 4.35%
Sotera Health Co. (a)	126,500	2,400,970

Oil & Gas Equipment & Services - 4.40%
TechnipFMC plc (b)	132,555	2,431,059

Oil, Gas Storage & Transportation - 3.96%
Antero Midstream Corp.	183,350	2,189,199

Personal Care Products - 3.53%
Coty, Inc. (a)	161,829	1,948,421

Property & Casualty Insurance - 4.00%
Arch Capital Group Ltd. (a)(b)	28,417	2,207,717

Semiconductors - 3.78%
Allegro MicroSystems, Inc. (a)	40,510	2,090,721

Specialty Chemicals - 3.42%
Axalta Coating Systems Ltd. (a)(b)	59,001	1,888,032

Technology Hardware, Storage & Peripherals - 3.53%
Hewlett Packard Enterprise Co.	112,174	1,949,584

Total Common Stocks
(Cost $47,354,127)		54,685,405

SHORT-TERM INVESTMENTS - 1.03%
Money Market Fund - 1.03%
First American Treasury Obligations Fund, Class X, 5.17% (c)	566,940	566,940
Total Short-Term Investments
(Cost $566,940)		566,940
Total Investments
(Cost $47,921,067) - 100.02%		55,252,345
Liabilities In Excess of Other Assets - (0.02)%		(11,093)
Net Assets - 100.00%		$55,241,252

plc - Public Limited Company
(a) Non-income producing security.
(b) Foreign Security.
(c) The rate quoted is the annualized seven-day effective yield as of July 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Investment Valuation –
The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value ("NAV") is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy. Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Subversive Capital Advisor LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of July 31, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$54,685,405	$-	$-	$54,685,405
Short-Term Investments	566,940	-	-	566,940
Total	$55,252,345	$-	$-	$55,252,345

As of the period ended July 31, 2023, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.